SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 11, 2002

NORTHWEST BIOTHERAPEUTICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-33393	94-3306718
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

21720 23rd Drive SE, Suite 100, Bothell, WA 98021

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(425) 608-3000

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

     On December 11, 2002 the Company issued a press release announcing the execution of a strategic agreement with Medarex Inc. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS

99.1 Press Release dated December 11, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

	By:	/s/ Daniel O. Wilds

Daniel O. Wilds
Chairman, President and Chief Executive Officer

Dated: December 11, 2002

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated December 11, 2002.